UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2026

QUIDELORTHO CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 552-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2026, QuidelOrtho Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The following are the final voting results on proposals considered and voted upon at the Annual Meeting, all of which are described in the proxy statement for the Annual Meeting, as filed with the U.S. Securities and Exchange Commission on April 27, 2026.

Proposal No. 1

The Company’s stockholders elected the ten director nominees to the Company’s Board of Directors by the votes set forth in the table below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Brian J. Blaser	56,664,418	560,787	7,088,721
Kenneth F. Buechler, Ph.D.	56,008,344	1,216,861	7,088,721
John R. Chiminski	56,788,541	436,664	7,088,721
Evelyn S. Dilsaver	56,676,148	549,057	7,088,721
R. Scott Huennekens	56,634,433	590,772	7,088,721
Edward L. Michael	56,585,483	639,722	7,088,721
Mary Lake Polan, M.D., Ph.D., M.P.H.	56,148,684	1,076,521	7,088,721
Ann D. Rhoads	56,741,863	483,342	7,088,721
Kenneth J. Widder, M.D.	56,078,638	1,146,567	7,088,721
Joseph D. Wilkins Jr.	56,587,197	638,008	7,088,721

Proposal No. 2

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,716,067	1,486,910	22,228	7,088,721

Proposal No. 3

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year by the votes set forth in the table below:

Votes For	Votes Against	Abstentions
64,197,113	97,367	19,446

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2026

QUIDELORTHO CORPORATION

By:	/s/ Nathaniel B. Sisitsky
Name:	Nathaniel B. Sisitsky
Its:	Chief Legal Officer and Corporate Secretary